SECTION 906 CERTIFICATION

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST


Cornerstone Moderate Fund
Cornerstone Moderately Aggressive Fund
Cornerstone Moderately Conservative Fund
Cornerstone Aggressive Fund
Cornerstone Conservative Fund
Cornerstone Equity Fund
Growth & Tax Strategy Fund
Emerging Markets Fund Shares
Emerging Markets Fund Institutional Shares
Emerging Markets Fund Adviser Shares
Managed Allocation Fund
Precious Metals & Minerals Fund Shares
Precious Metals & Minerals Fund Institutional Shares
Precious Metals & Minerals Fund Adviser Shares
International Fund Shares
International Fund Institutional Shares
International Fund Adviser Shares
World Growth Fund Shares
World Growth Fund Adviser Shares
Government Securities Fund Shares
Government Securities Fund Adviser Shares
Treasury Money Market Fund

In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:   01/27/2015                    /S/ DANIEL S. MCNAMARA
       -------------------            ----------------------------------------
                                      Daniel S. McNamara
                                      President

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                           SECTION 906 CERTIFICATION

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST

Cornerstone Moderate Fund
Cornerstone Moderately Aggressive Fund
Cornerstone Moderately Conservative Fund
Cornerstone Aggressive Fund
Cornerstone Conservative Fund
Cornerstone Equity Fund
Growth & Tax Strategy Fund
Emerging Markets Fund Shares
Emerging Markets Fund Institutional Shares
Emerging Markets Fund Adviser Shares
Managed Allocation Fund
Precious Metals & Minerals Fund Shares
Precious Metals & Minerals Fund Institutional Shares
Precious Metals & Minerals Fund Adviser Shares
International Fund Shares
International Fund Institutional Shares
International Fund Adviser Shares
World Growth Fund Shares
World Growth Fund Adviser Shares
Government Securities Fund Shares
Government Securities Fund Adviser Shares
Treasury Money Market Fund


In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.




Date:   01/27/2015                    /S/ ROBERT GALINDO, JR.
       -------------------            ----------------------------------------
                                      Roberto Galindo, Jr.
                                      Treasurer